Exhibit 99.1

Press Release

For Immediate Release

Contacts: Yee Phong (Alan) Thian
Chairman, President and CEO
(626) 307-7559
David Morris
Executive Vice President and CFO
(714) 670-2488

RBB Bancorp Announces Offering of Subordinated Debt

LOS ANGELES--(BUSINESS WIRE)--March 23, 2021-- RBB Bancorp (NASDAQ: RBB or the “Company”), the financial holding company for Royal Business Bank ("the Bank") and RBB Asset Management Company, announced today the pricing of its public offering of $120.0 million aggregate principal amount of 4.00% fixed-to-floating subordinated notes due 2031 (the “Notes”). The price to the public is 100% of the principal amount of the Notes. Interest on the Notes initially will accrue at a rate equal to 4.00% per annum from and including March 26, 2021 to, but excluding, April 1, 2026 or the earlier redemption date, payable semi-annually in arrears. From and including April 1, 2026 to, but excluding, April 1, 2031 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the indenture relating to the Notes), plus a spread of 329 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The offering is expected to close on March 26, 2021, subject to the satisfaction of customary closing conditions.

Janney Montgomery Scott LLC is acting as lead book-running manager and Hovde Group, LLC and Stephens Inc. are acting as co-managers for the offering.

The Company estimates that the net proceeds of the offering will be approximately $118.5 million, after deducting underwriting discounts and commissions, but before deducting estimated transaction expenses payable by the Company. The Company intends to use the net proceeds of the offering to redeem on March 31, 2021 its $50.0 million in aggregate principal amount of 6.5% fixed-to-floating subordinated notes due 2026, and for general corporate purposes, which may include providing capital to support its growth organically or through strategic acquisitions, repayment or redemption of outstanding indebtedness, the payment of dividends, financing investments and capital expenditures, repurchasing shares of its common stock, and for investments in the Bank as regulatory capital.

The offering is being made by means of a prospectus supplement and accompanying base prospectus. The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement (File No. 333- 252299) and a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and the base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at www.sec.gov, or may be obtained by contacting Janney Montgomery Scott LLC by email at prospectus@janney.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the registration statement or prospectus relating thereto.

About RBB Bancorp

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of December 31, 2020, the company had total assets of $3.4 billion. Its wholly owned subsidiary, the Bank, is a full-service commercial bank, which provides business banking services to the Chinese-American communities in Los Angeles County, Orange County, and Ventura County in California; in Las Vegas, Nevada; in Brooklyn, Queens, and Manhattan in New York; Edison, New Jersey, and two branches in the Chicago neighborhoods of Chinatown and Bridgeport. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, automobile lending, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County; two branches in Ventura County; one branch in Irvine, California; one branch in Las Vegas, Nevada; six branches and one loan operation center in Brooklyn, Queens and Manhattan in New York; one branch in Edison, New Jersey; and two branches in Chicago, Illinois. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Avenue, Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Forward-Looking Statements

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions;(2) possible additional provisions for loan losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that RBB is subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of RBB’s business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) RBB’s ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm RBB’s business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of RBB’s information systems; (21) RBB’s ability to adapt its systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in RBB’s charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (‘SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which will change how we estimate credit losses and may increase the required level of RBB’s allowance for credit losses after adoption on December 31, 2022; (28) market disruption and volatility; (29) fluctuations in the RBB’s stock price; (30) restrictions on dividends and other distributions by laws and regulations and by RBB’s regulators and its capital structure; (31) issuances of preferred stock; (32) RBB’s ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of its common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting RBB’s operations, pricing, products and services; and (34) other risks detailed from time to time in RBB’s filings with the SEC, including RBB’s Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K, for the year ended December 31, 2020, as amended, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by RBB will not materially and adversely affect its business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by the recent outbreak of the COVID-19 pandemic. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and RBB does not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.